Exhibit 99.3

Human Nutrition & Health | Animal Nutrition & Health | Specialty Products
Balchem Corporation

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On June 21, 2022, Balchem and its wholly-owned subsidiary, Balchem B.V., completed the acquisition of Kechu BidCo AS and its subsidiary companies, including Kappa Bioscience AS, a leading science-based manufacturer of specialty vitamin K2 for the human nutrition industry, headquartered in Oslo, Norway (all acquired companies being hereinafter collectively referred to as “Kappa”). Kappa manufactures specialty vitamin K2, a fast-growing specialty vitamin that plays a crucial role in the human body for bone health, heart health, immunity, and athletic performance. Primarily, vitamin K2 supports the transport and distribution of calcium in the body. Vitamin K2 is important at all life stages, from pregnancy and early life to healthy aging. Kappa's K2VITAL® branded vitamin K2 is the leading synthetic vitamin K2 and is backed by strong intellectual property and a deep clinical research portfolio. The acquisition strengthens the Company's scientific and technical expertise, geographic reach, and marketplace leadership, which should ultimately lead to accelerated growth for the Company's portfolios within the Human Nutrition & Health segment.
The unaudited pro forma combined statement of earnings for the year ended December 31, 2021 and for the six months ended June 30, 2022 give effect to the acquisition as if it had occurred on January 1, 2021.
The pro forma information in these unaudited pro forma combined financial statements is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the acquisition had occurred as of the date or at the beginning of the period presented, nor is it necessarily indicative of future operating results. The unaudited pro forma combined financial statements do not reflect any operating efficiencies and cost savings that the Company may achieve with respect to the combined companies.

52 Sunrise Park Road New Hampton, NY 10958 balchem.com	p.845.326.5600 f. 845.326.5702

BALCHEM CORPORATION
Unaudited Pro Forma Combined Statement of Earnings
Year Ended December 31, 2021
(Dollars in thousands, except per share data)

	Historical
	(actual)	(actual)
	Balchem (1)	Kappa (2)	Pro forma adjustments		Pro forma combined

Net sales	$799,023	$39,349	$—		$838,372

Cost of sales	555,849	19,073	796	(3)	575,718

Gross margin	243,174	20,276	(796)		262,654

Operating expenses:
Selling expenses	60,413	6,966	6,498	(3)	73,877
Research and development expenses	13,524	1,880	—		15,404
General and administrative expenses	41,735	9,313	(64)	(4)	50,984
	115,672	18,159	6,434		140,265

Earnings from operations	127,502	2,117	(7,230)		122,389

Other expenses, net:
Interest expense, net	2,456	5,211	2,200	(5)	9,867
Other (income) expense, net	(187)	(5,452)	(1,784)	(4) (6)	(7,423)
	2,269	(241)	416		2,444

Earnings before income tax expense	125,233	2,358	(7,646)		119,945

Income tax expense	29,129	604	(1,786)	(7)	27,947

Net earnings	$96,104	$1,754	$(5,860)		$91,998

Net earnings per common share - basic	$2.98				$2.86

Net earnings per common share - diluted	$2.94				$2.82

Shares (000s)
Weighted average shares outstanding - basic	32,215				32,215

Weighted average shares outstanding - diluted	32,672				32,672

See accompany notes to unaudited pro forma combined financial statements

BALCHEM CORPORATION
Unaudited Pro Forma Combined Statement of Earnings
Six Months Ended June 30, 2022
(Dollars in thousands, except per share data)

	Historical
	(actual)	(actual)
	Balchem (8)	Kappa (9)	Pro forma adjustments		Pro forma combined

Net sales	$465,560	$23,124	$—		$488,684

Cost of sales	322,178	10,482	375	(10)	333,035

Gross margin	143,382	12,642	(375)		155,649

Operating expenses:
Selling expenses	32,976	2,666	3,091	(10)	38,733
Research and development expenses	6,153	506	—		6,659
General and administrative expenses	25,997	3,886	(784)	(11)	29,099
	65,126	7,058	2,307		74,491

Earnings from operations	78,256	5,584	(2,682)		81,158

Other expenses, net:
Interest expense, net	1,505	3,048	1,918	(12)	6,471
Other (income) expense, net	(137)	14,285	(16,848)	(11) (13)	(2,700)
	1,368	17,333	(14,930)		3,771

Earnings before income tax expense	76,888	(11,749)	12,248		77,387

Income tax expense	18,176	576	(489)	(14)	18,263

Net earnings	$58,712	$(12,325)	$12,737		$59,124

Net earnings per common share - basic	$1.83				$1.85

Net earnings per common share - diluted	$1.81				$1.83

Shares (000s)
Weighted average shares outstanding - basic	32,020				32,020

Weighted average shares outstanding - diluted	32,395				32,395

See accompany notes to unaudited pro forma combined financial statements

BALCHEM CORPORATION
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
(In thousands)
NOTE 1 - DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION
On June 21, 2022, Balchem and its wholly-owned subsidiary, Balchem B.V., completed the acquisition of Kechu BidCo AS and its subsidiary companies, including Kappa Bioscience AS, a leading science-based manufacturer of specialty vitamin K2 for the human nutrition industry, headquartered in Oslo, Norway (all acquired companies being hereinafter collectively referred to as “Kappa”). The acquisition was primarily financed through the Credit Agreement that the Company and a bank syndicate entered into on June 27, 2018.
In connection with this transaction, the seller has an opportunity to receive an additional payment in 2024 if certain financial performance targets and other metrics are met, and therefore management recorded contingent consideration of kr245,000 (translated to $24,726) as of June 21, 2022.
The following table summarizes the components of the purchase consideration based on the Initial Closing Statement on the acquisition date. The transactions were completed in Norwegian kroner ("NOK") and the amounts were translated to U.S. dollars ("USD") using the foreign currency exchange rate as of June 21, 2022.

	NOK	USD
Total consideration at the acquisition date	3,242,669	327,263
Less: contingent consideration liabilities	(245,000)	(24,726)
Total purchase price	2,997,669	302,537
Less: cash acquired	(63,064)	(6,365)
Total purchase price, net of cash acquired	2,934,605	296,172

The unaudited pro forma combined financial statements included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in the Company’s Amendment No. 1 to the Current Report on Form 8-K/A dated June 21, 2022 (the “Form 8-K/A”) prepared in connection with the acquisition.
Certain information and certain disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP) have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.
The information concerning the Company has been obtained from the audited consolidated financial statements of the Company for the year ended December 31, 2021 and unaudited consolidated financial statements of the Company for the six months ended June 30, 2022. The information concerning Kappa has been obtained from the unaudited consolidated financial statements of Kappa prepared under accounting principles generally accepted in the United States of America ("U.S. GAAP") for the year ended December 31, 2021 and for the six months ended June 30, 2022.
The unaudited pro forma combined statement of earnings for the year ended December 31, 2021 and for the six months ended June 30, 2022 give effect to the acquisition as if it had occurred on January 1, 2021.
Because these unaudited pro forma combined financial statements have been prepared based on preliminary estimates of fair values attributable to the acquisition, the actual amounts recorded for the acquisition may differ from the information presented in these unaudited pro forma combined financial statements. These allocations are subject to change pending a final analysis of the fair value of the assets acquired and liabilities assumed.
The pro forma information in these unaudited pro forma combined financial statements is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved if the acquisition had occurred as of the date or at the beginning of the period presented, nor is it indicative of future operating results or financial position. The unaudited pro forma combined financial statements do not reflect any operating efficiencies and cost savings that the Company may achieve with respect to the combined companies.

The pro forma information in the unaudited pro forma combined financial statements should be read in conjunction with (i) the accompanying notes thereto, (ii) the Company’s historical audited consolidated financial statements and accompanying notes contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (filed on February 24, 2022) and (iii) Kappa’s historical audited consolidated financial statements and accompanying notes, which are attached as Exhibit 99.2 to the Form 8-K/A and were prepared in accordance with international financial reporting standards ("IFRS") and audited under auditing standards generally accepted in the United States of America. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable.
NOTE 2 - PURCHASE PRICE ALLOCATION
The estimated fair value of tangible and intangible assets acquired and liabilities assumed is based on management’s estimates and assumptions, which are subject to change. In preparing the preliminary fair value estimates of the intangible assets and certain tangible assets acquired, management, among other things, consulted an independent advisor. Valuation methods utilized include net realizable value for inventory, multi-period excess earnings method for customer relationships, the relief from royalty method for other intangible assets, and a scenario-based approach for the contingent consideration. The purchase price and related allocation to assets acquired and liabilities assumed is preliminary pending management's final review of fair value calculations and deferred tax liabilities related to certain non-deductible assets.
The following table summarizes the preliminary allocation of the purchase price to the preliminary estimated fair value of the assets and liabilities assumed on the closing date of June 21, 2022 as if the acquisition had occurred on January 1, 2021. The purchase price allocation presented below was translated from Norwegian kroner to U.S. dollars using the exchange rate as of January 1, 2021.

Cash and cash equivalents	$7,361
Accounts receivable	9,294
Inventories	20,473
Property, plant and equipment, net (a)	11,397
Right of use assets	3,874
Intangible assets with finite lives, net (b)	159,338
Other assets	2,775
Accounts payable	(3,818)
Bank debt	(35,447)
Lease liabilities	(3,874)
Other liabilities	(5,058)
Deferred income taxes, net	(33,688)
Goodwill	245,880
Total consideration at the acquisition date	378,507
Contingent consideration liabilities (c)	(28,598)
Total purchase price	$349,909

(a) Property, plant, and equipment acquired
Management determined that the net book value of the acquired machinery, equipment, and other approximates fair value. The following table sets forth the components of these assets and their estimated useful lives at June 21, 2022 as if the acquisition had occurred on January 1, 2021. The amounts were translated by using foreign currency exchange rate as of January 1, 2021.

	Useful Life (in years)
Machinery, equipment and other	4-10	1,639
Construction in progress	N/A	9,758
Total		$11,397
(b) Intangible assets with finite lives, net
These estimates are based on a preliminary valuation and are subject to change. The following table sets forth the components of these assets and their estimated useful lives at June 21, 2022 as if the acquisition had occurred on January 1, 2021. The amounts were translated by using foreign currency exchange rate as of January 1, 2021.

	Useful Life (in years)
Customer relationships	15	$131,324
Developed technology	12	21,011
Product Trademark	10	5,836
Corporate Trademark	2	1,167
Total		$159,338
(c) Contingent consideration liabilities
As stated above, in connection with the acquisition, the seller has an opportunity to receive an additional payment in 2024 if certain financial performance targets and other metrics are met, and therefore the Company recorded contingent consideration of kr245,000 (translated to $28,598 by using foreign currency exchange rate as of January 1, 2021).
NOTE 3 - PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
Pro forma adjustments are primarily necessary to reflect the estimated acquisition price, to adjust amounts related to Kappa’s net intangible assets to a preliminary estimate of the fair value of those assets, to reflect amortization expense related to the estimated amortizable intangible assets, and to record incremental interest expense related to the acquisition. The unaudited pro forma combined statement of earnings for the year ended December 31, 2021 and for the six months ended June 30, 2022 are presented as if the acquisition had occurred on January 1, 2021.
The pro forma adjustments included in the unaudited pro forma combined financial statements are as follows:

Unaudited Pro Forma Combined Statement of Earnings: (for the year ended December 31, 2021)
(1)	Represents the Company’s historical consolidated statement of earnings for the year ended December 31, 2021.
(2)	Represents Kappa’s historical unaudited consolidated statement of earnings for the year ended December 31, 2021 prepared under U.S. GAAP.
(3)
Adjustment of $7,294 to reflect additional amortization expense of intangible assets acquired for the year ended December 31, 2021. Of the $7,294 of incremental amortization expense, $796 is included in cost of sales and $6,498 is included in selling expenses.

(4)
To eliminate transaction costs recorded by Kappa and Balchem totaling $1,829. Of the $1,829 of transaction costs, $64 is included in general and administrative expenses and $1,765 is included in other (income) expense, net.

(5)
Adjustment to reflect the Company’s pro forma incremental interest expense associated with additional borrowings and commitment fees for the acquisition and amortization of deferred financing costs. Interest is calculated on the $345,000 loans (variable rate assumed at 1.129%) resulting in interest expense of approximately $3,378 for the year ended December 31, 2021. In addition, $1,178 of interest expense related to acquired debt was eliminated as it was repaid on the acquisition date.

(6)	To eliminate foreign currency gains and losses related to acquired debt of $19 as it was repaid on the acquisition date.
(7)	To record the effective tax rate and calculate the tax impact of the pro forma adjustments.

Unaudited Pro Forma Combined Statement of Earnings: (for six months ended June 30, 2022)
(8)	Represents the Company’s historical consolidated statement of earnings for the six months ended June 30, 2022.
(9)	Represents Kappa’s historical unaudited consolidated statement of earnings for the six months ended June 30, 2022 prepared under U.S. GAAP.
(10)
Adjustment of $3,466 to reflect additional amortization expense of intangible assets acquired for the six months ended June 30, 2022. Of the $3,466 of incremental amortization expense, $375 is included in cost of sales and $3,091 is included in selling expenses.

(11)
To eliminate transaction costs recorded by Kappa and Balchem totaling $15,678. Of the $15,678 of transaction costs, $784 is included in general and administrative expenses and $14,894 is included in other (income) expense, net.

(12)
Adjustment to reflect the Company’s pro forma incremental interest expense associated with additional borrowings and commitment fees for the acquisition and amortization of deferred financing costs. Interest is calculated on the $345,000 loans (variable rate assumed at 1.993%) resulting in interest expense of approximately $2,934 for the six months ended June 30, 2022. In addition, $1,016 of interest expense related to acquired debt was eliminated as it was repaid on the acquisition date.

(13)	To eliminate foreign currency gains and losses related to acquired debt of $1,954 as it was repaid on the acquisition date.
(14)	To record the effective tax rate and calculate the tax impact of the pro forma adjustments.